UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              --------------------

         Date of Report (Date of earliest event reported): June 2, 2008

                              --------------------

                        GYRODYNE COMPANY OF AMERICA, INC.
             (Exact name of Registrant as Specified in its Charter)

          New York                      000-01684              11-1688021
          --------                      ---------              ----------
(State or other jurisdiction        (Commission File        (I.R.S. Employer
     of incorporation)                   Number)           Identification No.)


                             1 FLOWERFIELD, Suite 24
                            ST. JAMES, NEW YORK 11780
                            -------------------------
                         (Address of principal executive
                               offices) (Zip Code)

                                 (631) 584-5400
                            -------------------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                            -------------------------
                       (Former name or former address, if
                          changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Gyrodyne Company of America, Inc. (the "Company") hereby amends Item 9.01 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2008 and amended on such date (together, the "Form 8-K") in order to file the Financial Statements under Rule 3-14 of Regulation S-X and the Pro Forma Financial Information under Article 11 of Regulation S-X related to the acquisition of five office buildings in a medical office complex known as Cortlandt Manor Medical Center in Cortlandt Manor, New York from Cortlandt Building Associates, LLC, as originally reported in the Form 8-K.


Item 9.01. Financial Statements and Exhibits
           ---------------------------------

                                                                            Page
Financial Statements under Rule 3-14 of Regulation S-X
for Cortlandt Manor Medical Center...........................................

     Report of Independent Auditors..........................................2

     Statements of Revenue and Certain Expenses for the year
     ended December 31, 2007, and for the three month period
     ended March 31, 2008 (unaudited), with accompanying notes...............3

Pro Forma Financial Statement Information under Article 11 of
Regulation S-X...............................................................5

     Unaudited Pro Forma Consolidated Balance Sheet of Gyrodyne
     Company of America, Inc. as of March 31, 2008, with accompanying notes and adjustments...................................................6

     Unaudited Pro Forma Consolidated Statements of Operations of
     Gyrodyne Company of America, Inc. for the year ended
     December 31, 2007, and for the three months ended March 31,
     2008, with accompanying notes and adjustments...........................8

Signature...................................................................11

                  Report of Independent Auditors
                  ------------------------------


To the Board of Directors and Stockholders
Gyrodyne Company of America, Inc.


We have audited the accompanying Statements of Revenue and Certain Expenses of Cortlandt Manor Medical Center located in Cortlandt Manor, New York (the "Property") for the year ended December 31, 2007. This statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on form 8-K/A of Gyrodyne Company of America, Inc.) as described in Note 1 and is not intended to be a complete representation of the Property's revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Cortlandt Manor Medical Center for the year ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.


/s/ HOLTZ RUBENSTEIN REMINICK LLP

Melville, New York
July 22, 2008

                         CORTLANDT MANOR MEDICAL CENTER

                   Statements of Revenue and Certain Expenses


                                                              For the Three
                                         For the Year Ended    Months Ended
                                          December 31, 2007   March 31, 2008
                                                                (unaudited)
                                          ----------------   ----------------

Revenue                                   $      1,010,060   $        250,952
                                          ----------------   ----------------

Certain Expenses:
     Property operating                            197,013             58,848
     Real estate taxes                             139,919             35,091
                                          ----------------   ----------------
                 Total expenses                    336,932             93,939
                                          ----------------   ----------------

Revenue in excess of certain expenses     $        673,128   $        157,013
                                          ================   ================


    The accompanying notes are an integral part of these financial statements

                         CORTLANDT MANOR MEDICAL CENTER

               Notes to Statements of Revenue and Certain Expenses


1.   BACKGROUND AND BASIS OF PRESENTATION

The accompanying Statements of Revenue and Certain Expenses (the "Statements") include the operations of the Cortlandt Manor Medical Center (the "Property") for the year ended December 31, 2007 and the three months ended March 31, 2008. The Property was acquired by Gyrodyne Company of America, Inc. (the "Company") on June 2, 2008, for $7.0 million. The Property is a 29,811 square-foot (unaudited) multi-tenant five building complex located in Cortlandt Manor, NY.

The accompanying Statements have been prepared on the accrual basis of accounting. The Statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the current reports on Form 8-K of the Company as required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14. The Statements are not intended to be a complete presentation of the actual operations of the Property for the year ended December 31, 2007 and for the three months ended March 31, 2008. Expenses excluded relate to the Property's management fees, depreciation and amortization expense, interest expense and other costs not directly related to the future operations of the Property.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Real Estate

Costs related to the acquisition of and improvements to the Property and related equipment are capitalized. Expenditures related to repairs and maintenance are expensed as incurred.

Revenue Recognition

Rental revenues are recorded on a straight-line basis over the term of the leases. Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenses are incurred.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, repairs and insurance costs that are expected to continue in the ongoing operation of the Property.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the financial statements.

Interim Statements

The statement for the three months ended March 31, 2008 is unaudited and has been presented for informational purposes; however, in the opinion of the Company's management, all significant adjustments necessary for a fair presentation of the Statement for the interim period have been included. The Company is not aware of any other material factors relating to the Property that would cause the reported financial information not to be indicative of the operating results.

                         PRO FORMA FINANCIAL STATEMENTS

The following unaudited, pro forma balance sheet as of March 31, 2008 has been prepared and included in the Form 10-Q dated March 31, 2008 filed by Gyrodyne Company of America, Inc. (the "Company"). Presented here are the components of the transaction, acquisition of land and buildings, assumption of current leases and entry into a mortgage agreement, which are combined with the Company's accounts as if the transaction had occurred on March 31, 2008.

The following unaudited, pro forma consolidated condensed statement of operations for the three months ended March 31, 2008, has been prepared to reflect the acquisition of the Cortlandt Manor Medical Center as if such transaction had been completed on January 1, 2008.

The following unaudited, pro forma consolidated condensed statement of operations for the year ended December 31, 2007, has been prepared to reflect the acquisition of the Cortlandt Manor Medical Center as if such transaction had been completed on January 1, 2007.

These unaudited, pro forma consolidated condensed financial statements should be read in conjunction with the audited financial statements of the Company and the related management's discussion and analysis of financial condition and results of operations included in our Annual Report on Form 10-K for the year ended December 31, 2007 and our unaudited March 31, 2008 Form 10-Q. In the opinion of management, all material adjustments to reflect the effects of this transaction have been made.

The pro forma consolidated condensed financial information is unaudited and is not necessarily indicative of the results that would have occurred if the transaction had been consummated in the periods presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or cash flows for future periods. In addition, in conjunction with these unaudited pro forma consolidated condensed financial statements, you should read the Statements of Revenue and Certain Expenses of the acquired property contained elsewhere in this Form 8-K/A.

GYRODYNE COMPANY OF AMERICA, INC.
PRO FORMA BALANCE SHEET

                                                                              March 31, 2008
                                                             --------------------------------------------------
ASSETS                                                                         Cortlandt Manor      Gyrodyne
------                                                         As Reported         Medical         Company of
                                                                   (1)           Center (2)     America, Inc. (3)
                                                             --------------    --------------    --------------
REAL ESTATE
  Rental property:
    Land                                                     $    2,303,017    $      600,000    $    2,903,017
    Building and improvements                                    10,497,195         6,414,362        16,911,557
    Machinery and equipment                                         179,335                             179,335
                                                             --------------    --------------    --------------
                                                                 12,979,547         7,014,362        19,993,909
  Less accumulated depreciation                                   2,713,456                           2,713,456
                                                             --------------    --------------    --------------
                                                                 10,266,091         7,014,362        17,280,453
                                                             --------------    --------------    --------------
  Land held for development:
    Land                                                            558,466                             558,466
    Land development costs                                          815,109                             815,109
                                                             --------------    --------------    --------------
                                                                  1,373,575                           1,373,575
                                                             --------------    --------------    --------------
       Total real estate, net                                    11,639,666         7,014,362        18,654,028

Cash and Cash Equivalents                                         3,608,541        (1,869,966)        1,738,575
Investment In Marketable Securities                               9,930,627                           9,930,627
Rent Receivable, net of allowance for doubtful accounts             102,745                             102,745
Interest Receivable                                                  59,316                              59,316
Prepaid Expenses And Other Assets                                   410,169           209,480           619,649
Prepaid Pension Costs                                             1,122,299                           1,122,299
                                                             --------------    --------------    --------------

      Total Assets                                           $   26,873,363    $    5,353,876    $   32,227,239
                                                             ==============    ==============    ==============
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

LIABILITIES:
   Accounts payable                                          $      218,036    $        3,325    $      221,361
   Accrued liabilities                                              184,409                             184,409
   Tenant security deposits payable                                 290,487           113,308           403,795
   Mortgage payable                                               5,481,305         5,250,000        10,731,305
   Deferred income taxes                                          7,832,000        (2,800,000)        5,032,000
                                                             --------------    --------------    --------------
       Total Liabilities                                         14,006,237         2,566,633        16,572,870
                                                             --------------    --------------    --------------

Commitments And Contingencies

STOCKHOLDERS' EQUITY:
  Common stock, $1 par value; authorized 4,000,000
   shares; 1,531,086 shares issued                                1,531,086                           1,531,086
  Additional paid-in capital                                      7,978,395                           7,978,395
  Accumulated Other Comprehensive Income:                           119,490                             119,490
Balance of undistributed income other than gain or loss on
sales of properties                                               4,775,852         2,787,243         7,563,095
                                                             --------------    --------------    --------------
                                                                 14,404,823         2,787,243        17,192,066
  Less cost of shares of common stock held in treasury
    of 241,208                                                   (1,537,697)                         (1,537,697)
                                                             --------------    --------------    --------------
       Total Stockholders' Equity                                12,867,126         2,787,243        15,654,369
                                                             --------------    --------------    --------------

Total Liabilities and Stockholders' Equity                   $   26,873,363    $    5,353,876    $   32,227,239
                                                             ==============    ==============    ==============

          The accompanying notes are an integral part of this statement

GYRODYNE COMPANY OF AMERICA, INC.

Notes and Adjustments to Pro Forma Consolidated Balance Sheet
As of March 31, 2008
(unaudited)

1. This column reflects the balance sheet as of March 31, 2008 as reported by the Company in its Form 10-Q dated March 31, 2008.

2. This column reflects the completed transaction of the acquisition of the Cortlandt Manor Medical Center as described below:

     On June 2, 2008, Gyrodyne Company of America, Inc. (the "Company") acquired the Cortlandt Manor Medical Center in Cortlandt Manor, New York (the "Property") from Cortlandt Building Associates, LLC (the "Seller"). The property consists of five office buildings which are situated on 5.01 acres with approximately 29,800 square feet of rentable space and a current occupancy rate of 97%. The purchase price was $7,000,000, or $234.81 per square foot. The aggregate monthly rent flow from the Property is currently $85,000. There is no material relationship between the Company and the Seller. Of the $7,000,000 purchase price for the Property, the Company paid $500,000 as a refundable deposit upon the signing of the contract to acquire the Property and received financing in the amount of $5,250,000 from M&T Bank.

3. This column reflects the accounts of the Company as if the transaction had occurred on March 31, 2008.

                        GYRODYNE COMPANY OF AMERICA, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                                       Year Ended December 31, 2007
                                                              --------------------------------------------------
                                                              Historical (1)    Acquisition (2)      Pro Forma
                                                              --------------    --------------    --------------
Revenues
     Rental Income                                            $    1,879,882    $    1,010,060    $    2,889,942
     Interest Income                                               1,038,150                 -         1,038,150
                                                              --------------    --------------    --------------
                                                                   2,918,032         1,010,060         3,928,092
                                                              --------------    --------------    --------------
Expenses
     Rental expenses                                                 896,340           366,128         1,262,468
     General and administrative expenses                           3,332,332            12,866         3,345,198
     Depreciation                                                    150,176           164,471           314,647
     Provisions for loss of interest on
     condemnation proceeds                                           332,377                 -           332,377
     Interest                                                        162,450           242,778           405,228
                                                              --------------    --------------    --------------
                                                                   4,873,675           786,243         5,659,918

Loss Income from Operations Before Benefit for
Income Taxes                                                      (1,955,643)          223,817        (1,731,826)
Benefit for Income Taxes                                            (403,989)       (2,800,000)       (3,203,989)
                                                              --------------    --------------    --------------
Net (Loss) Income                                             $   (1,551,654)   $    3,023,817    $    1,472,163
                                                              ==============    ==============    ==============

Net (Loss) Income Per Common Share:
     Basic                                                    $        (1.21)                     $         1.15
                                                              ==============    ==============    ==============
     Diluted                                                  $        (1.21)                     $         1.15
                                                              ==============    ==============    ==============

Weighted Average Number Of Common
     Shares Outstanding:
        Basic                                                      1,279,867                           1,279,867
                                                              ==============    ==============    ==============
        Diluted                                                    1,279,867                           1,279,867
                                                              ==============    ==============    ==============

          The accompanying notes are an integral part of this statement

                        GYRODYNE COMPANY OF AMERICA, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                           Three Months Ended March 31, 2008
                                                   --------------------------------------------------
                                                   Historical (3)    Acquisition (4)      Pro Forma
                                                   --------------    --------------    --------------
Revenues
    Rental Income                                  $      660,867    $      250,952    $      911,819
    Interest Income                                       168,691                 -           168,691
                                                   --------------    --------------    --------------
                                                          829,558           250,952         1,080,510
                                                   --------------    --------------    --------------
Expenses
    Rental expenses                                       254,041           100,434           354,475
    General and administrative expenses                   561,793             3,217           565,010
    Depreciation                                           62,373            41,118           103,491
    Interest expense                                       78,998            61,055           140,053
                                                   --------------    --------------    --------------
                                                          957,205           205,824         1,163,029
                                                   --------------    --------------    --------------

(Loss) Income from Operations Before Benefit for
Income Taxes                                             (127,647)           45,128           (82,519)
Benefit for Income Taxes                                        -        (2,800,000)       (2,800,000)
                                                   --------------    --------------    --------------
Net (Loss) Income                                  $     (127,647)   $    2,845,128    $    2,717,481
                                                   ==============    ==============    ==============

Net (Loss) Income Per Common Share:
    Basic                                          $        (0.10)                     $         2.11
                                                   ==============    ==============    ==============
    Diluted                                        $        (0.10)                     $         2.11
                                                   ==============    ==============    ==============

Weighted Average Number Of Common
    Shares Outstanding:
       Basic                                            1,289,878                           1,289,878
                                                   ==============    ==============    ==============
       Diluted                                          1,289,878                           1,289,878
                                                   ==============    ==============    ==============

          The accompanying notes are an integral part of this statement

GYRODYNE COMPANY OF AMERICA, INC.

Notes and Adjustments to Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2007 and the Three Months Ended March 31, 2008 (unaudited)


1. This column represents the results of Gyrodyne Company of America, Inc. for the year ended December 31, 2007 filed on Form 10-K with the Securities and Exchange Commission.

2. This column represents the historical operations of Cortlandt Manor Medical Center as if the Company had owned the property for the entire twelve month period shown, adjusted for depreciation in the amount of $164,471, depreciated on a 39 year life, and interest expense in the amount of $242,778, as if the Company had paid the mortgage on the property for the twelve months ended December 31, 2007. In addition, the deferred tax credit in the amount of $2,800,000 has been shown as part of the acquisition since, as a REIT, the purchase of the Cortlandt Manor Medical Center will eliminate that portion of the deferred tax created from the condemnation of the Flowerfield property.

3. This column represents the results of Gyrodyne Company of America, Inc. for the three months ended March 31, 2008 filed on Form 10-Q with the Securities and Exchange Commission.

4. This column represents the historical operations of Cortlandt Manor Medical Center as if the Company had owned the property for the entire three month period shown adjusted for depreciation in the amount of $41,118, depreciated on a 39 year life, and interest expense in the amount of $61,055, as if the Company had paid the mortgage on the property for the three months ended March 31, 2008. In addition, the deferred tax credit in the amount of $2,800,000 has been shown as part of the acquisition since, as a REIT, the purchase of the Cortlandt Manor Medical Center will eliminate that portion of the deferred tax created from the condemnation of the Flowerfield property.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                GYRODYNE COMPANY OF AMERICA, INC.


                                By: /s/ Stephen V. Maroney
                                -----------------------------------
                                Stephen V. Maroney
                                President, Chief Executive Officer and Treasurer

                                Date: July 23, 2008